Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Chief Executive Officer of Old Mutual Absolute Return Master Fund, L.L.C. (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: December 7, 2010

/s/ Matthew J. Appelstein
Matthew J. Appelstein
President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Chief Financial Officer of Old Mutual Absolute Return Master Fund, L.L.C. (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: December 7, 2010

/s/ Ross Weissman
Ross Weissman
Treasurer & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.